Nationwide Life Insurance Company of America:
o Nationwide Provident VLI Separate Account 1

Nationwide Life and Annuity Company of America:
o Nationwide Provident VLI Separate Account A

                     Prospectus supplement dated May 1, 2004
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This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
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1. The Gartmore Variable Insurance Trust ("GVIT") Investor Destinations Funds
have added a share class designation. All of the GVIT Investor Destinations
Funds available in your contract/policy are Class II.

2. All references to Janus Aspen Series - Risk-Managed Large Cap Core Portfolio are changed to Janus Aspen Series - Risk-Managed Core Portfolio.

3. The Van Eck Worldwide Insurance Trust funds have added a share class designation. All of the Van Eck Worldwide Insurance Trust funds available in your contract/policy are Initial Class.

4. The provisions relating to transfers among and between the Subaccounts are amended to reflect the following:

The Contracts are not designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing," "short-term trading," or "disruptive trading"). We discourage (and attempt to deter) disruptive trading in the Contracts because the frequent movement between or among Subaccounts may negatively impact other Owners. Short-term trading can result in:

o    the dilution of the value of Owners' interests in the Portfolio;

o Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

o    increased administrative costs due to frequent purchases and redemptions.

To protect Owners from the negative impact of these practices, we have implemented, or we reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of disruptive trading strategies.

U.S. Mail Restrictions. We monitor exchange activity in order to identify those engaged in disruptive trading practices. On a daily basis, we examine transaction reports that identify Contracts that could be engaging in harmful trading practices. A Contract will appear on these reports if the Owner (or a third party acting on their behalf) executes a certain number of transfers in a given period. We consider each telephone, fax, e-mail, or Written Request to be a single transfer, regardless of the number of Subaccounts (or the Guaranteed Account) involved.

Our response to frequent trading activity depends on the Contract's calendar year history of transfer activity, as described in the following table:

----------------------------------------------- ------------------------------------------------------------------------------------
Trading Behavior                                Our Response
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
6 or more transfers in one calendar quarter     We will mail a letter to the Owner notifying them that:
                                                -----------------------------------------------------------------------------------
                                                (1) they have been identified as engaging in harmful trading practices; and

                                                (2) if their transfers exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Owner will be limited to submitting transfer requests via U.S. mail.
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
More than 11 transfers in 2 consecutive         We will automatically limit the Owner to submitting transfer requests via U.S.
calendar quarters                               mail.
OR
More than 20 transfers in one calendar year
----------------------------------------------- ------------------------------------------------------------------------------------

Each January 1st, we will start the monitoring anew, so that each Contract starts with 0 transfers each January 1. Transfers that were "unused" in previous calendar years may not be carried over into subsequent calendar years.

We may, at a later date, permit Owners required to submit transfer requests via U.S. mail to submit transfer requests via the Internet and/or telephone with a one-day delay. The result of the one-day delay is that the transfer will be priced at approximately the same time as if the transfer had been submitted by U.S. mail. Transfers submitted with a one-day delay are irrevocable.

Managers of Multiple Contracts. Some third-party investment advisers manage the assets of multiple policies and/or contracts pursuant to trading authority granted or conveyed by multiple Owners. We will automatically require these third-party advisers to submit all transfer requests via U.S. mail. Brokers of record who are granted authority to execute transfers in multiple policies/contracts do not fall within our definition of third-party advisers.

We may, at a later date, permit third-party advisers to submit transfer requests via the Internet and/or telephone with a one-day delay, as described above.

Other Restrictions. We reserve the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Owners, Annuitants, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Owners (or third parties acting on their behalf).

Any restrictions that we implement will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading.